Exhibit 99.2

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[GRAPHIC]

SUPPLEMENTAL FINANCIAL PACKAGE

Fourth Quarter 2003

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate investment trust that owns and operates approximately 38.2 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. The company’s principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information

Corporate Office:
201 Mission St., 2nd Floor
San Francisco, CA 94105
Phone: (415) 974-4500
Fax: (415) 974-4550
www.catellus.com

Investor Contact Information

Investor Relations:
Minnie Wright, Director
Phone: (415) 974-4649
Fax: (415) 974-4550
Email: minnie_wright@catellus.com

Stock Information

NYSE Ticker Symbol: CDX
Closing stock price on December 31 = $24.12
Average daily volume for the quarter: 277,000 shares

Senior Management

Nelson C. Rising, Chairman and Chief Executive Officer
Timothy J. Beaudin, Executive Vice President
C. William Hosler, Senior Vice President and Chief Financial Officer
Vanessa Washington, Senior Vice President and General Counsel
Ted Antenucci, President, Suburban Development
Paul Lockie, Vice President and Controller
Margan Mitchell, Vice President, Corporate Communications
Mike Wenzell, Vice President, Corporate Strategic Initiatives

Research Coverage

Banc of America - Lee Schalop (212) 847-5677
GreenStreet Advisors - Jim Sullivan (949) 640-8780
Lehman Brothers - David Shulman/David Harris (212) 526-3413 / 526-1790
McDonald Investments - Anatole Pevnev (216) 263-4783
Merrill Lynch - Steve Sakwa (212) 449-0335
Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588
Salomon Smith Barney - Jonathan Litt (212) 816-0231
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company's report on Form 10-K/A for the fiscal year ended December 31, 2002, filed with the SEC and Form 10-Q for the quarter ended September 30, 2003.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

December 31, 2003

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED

Key financial data	1 -2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-10
Balance sheet detail and fully diluted shares outstanding	11
Debt analysis	12
Capital expenditures	13

OPERATING SEGMENTS

Property book value by segment	14
Gross margin on property sales	15

ADDITIONAL INFORMATION
PORTFOLIO DATA

Net operating income and square feet by state	16
Same space net operating income	17
Full quarter net operating income by state	18
Buildings owned & occupancy	19
Lease expirations	20
Ten largest tenants	21

CORE SEGMENT DEVELOPMENT ACTIVITY

Land inventory	22
Construction starts and completions	23
Properties under construction	24
Work in process	25

URBAN, RESIDENTIAL & OTHER SEGMENT

Construction starts and completions	26
Properties under construction	27
Work in process	28
Land inventory	29
Urban, Residential & Other Balance Sheet and Monetization	30

DEFINITIONS	31

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Share Data - End of Period
Common shares outstanding - basic	102,724	91,691	88,626	87,318	87,170
Common shares outstanding - diluted	103,650	93,125	91,259	90,274	89,892
Share Price
At end of period	$24.12	$24.45	$22.00	$21.00	$19.85
High during quarter	$26.59	$24.64	$23.29	$21.70	$19.85
Low during quarter	$22.24	$22.10	$21.00	$19.05	$16.85
Market Capitalization
Market value of common equity	$2,477,703	$2,241,845	$1,949,772	$1,833,684	$1,730,325
Total debt	1,378,054	1,430,590	1,482,178	1,498,321	1,500,955

Total market capitalization	$3,855,757	$3,672,435	$3,431,950	$3,332,005	$3,231,280

Total debt / total market capitalization	35.74%	38.95%	43.19%	44.97%	46.45%
Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,498,015	$2,549,606	$2,490,887	$2,476,382	$2,448,081
Total assets	$2,595,309	$2,673,933	$2,662,419	$2,639,321	$2,695,449
Total liabilities	$1,885,628	$1,990,609	$2,049,897	$2,067,607	$2,149,480
Total shareholders’ equity	$709,681	$683,324	$612,522	$571,713	$545,969
Income Items
Net income	$171,185	$20,949	$19,254	$23,411	$20,878
Core segment FFO as adjusted (1)	$28,358	$32,687	$38,293	$38,669	$31,935
Lease termination fees	$—	$—	$65	$1,041	$—
Straight line rent adjustment	$1,001	$1,909	$1,742	$1,504	$1,324
Per Share Data (diluted)
Earnings per share	$1.65	$0.20	$0.19	$0.23	$0.21
Core segment FFO per share as adjusted (1)	$0.27	$0.32	$0.38	$0.38	$0.32
Portfolio Data
Rental property - square feet owned	38,204	38,203	37,403	36,716	36,976
Rental property - square feet leased	36,380	36,403	35,298	34,491	34,957
Rental property - occupancy %	95.2%	95.3%	94.4%	93.9%	94.5%
Construction Activity(2) (in sq. ft.)
Under construction, beginning of period	2,638	4,399	4,661	4,100	3,223
Construction starts during period	1,875	—	1,377	1,200	1,378
Less: construction completed - retained in portfolio	—	(801)	(736)	(494)	(501)
Less: construction completed - design build/fee	—	—	(185)	(145)	—
Less: construction completed - build to sell	(200)	(4)	(600)	—	—
Less: construction completed - joint venture development	—	(187)	(118)	—	—

Under construction, end of period	4,313	3,407	4,399	4,661	4,100

Sales Backlog
Core segment - income property sales	$4,450	$9,277	$—	$—	$4,410
Core segment - development sales	$20,329	$35,697	$33,031	$47,206	$47,625
Urban/Residential/Other segment - asset sales	$14,491	$129,578	$103,482	$75,994	$129,176

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-10
(2)	Construction activity for fourth quarter 2003 represents only core segment activity.

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Reconciliation to EBITDA (1)
Net Income	$171,185	$20,949	$19,254	$23,411	$20,878
Interest expense	12,244	15,923	17,164	16,821	17,352
Capitalized interest in cost of sales	6,140	1,615	1,584	437	2,441
Income taxes (benefit) (2)	(79,205)	12,415	12,018	13,614	8,590
Depreciation and amortization	17,986	18,066	17,738	16,699	17,233

EBITDA (1)	$128,350	$68,968	$67,758	$70,982	$66,494

Interest Charges (1)
Interest expense	$12,244	$15,923	$17,164	$16,821	$17,352
Less non-cash interest (amortization of deferred loan fees)	(1,555)	(1,104)	(1,093)	(1,119)	(1,159)
Capitalized interest - net of reimbursements	6,607	5,743	4,607	3,896	5,165

Total interest charges	$17,296	$20,562	$20,678	$19,598	$21,358

Fixed Charges
Total interest charges	$17,296	$20,562	$20,678	$19,598	$21,358
Regularly scheduled principal payments	4,370	5,991	5,487	5,513	5,758

Total fixed charges	$21,666	$26,553	$26,165	$25,111	$27,116

Ratios
Interest coverage ratio	7.42	3.35	3.28	3.62	3.11
Fixed charge coverage ratio	5.92	2.60	2.59	2.83	2.45

(1)	Includes discontinued operations. See Statement of Operations on page 5.
(2)	Fourth quarter 2003 includes tax effect of REIT conversion.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	December 31, 2003	December 31, 2002
Assets
Properties	$2,498,015	$2,448,081
Less accumulated depreciation	(446,872)	(399,923)

	2,051,143	2,048,158
Other assets and deferred charges, net	292,312	273,853
Notes receivable, less allowance	119,202	44,947
Accounts receivable, less allowance	19,752	14,211
Assets held for sale	2,352	2,760
Restricted cash and investments	64,617	36,593
Cash and cash equivalents	45,931	274,927

Total	$2,595,309	$2,695,449

Liabilities and Stockholders’ Equity
Mortgage and other debt	$1,378,054	$1,500,955
Accounts payable and accrued expenses	157,036	117,493
Deferred credits and other liabilities	291,530	151,466
Liabilities associated with assets held for sale	2,296	3,233
Deferred income taxes	56,712	318,970
Minority interest	—	57,363

Total liabilities	1,885,628	2,149,480

Stockholders’ Equity
Common stock, 102,724 and 110,817 shares issued at December 31, 2003 and 2002, respectively	1,039	1,108
Paid-in capital	489,143	531,362
Unearned value of restricted stock and restricted stock units	(22,720)	—
Treasury stock, at cost (23,647 shares at December 31, 2002)	—	(401,082)
Accumulated earnings	242,219	414,581

Total stockholders’ equity	709,681	545,969

Total	$2,595,309	$2,695,449

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

as of December 31, 2003

(In thousands)

(Unaudited)

	Core Segment	Urban/Residential/ Other Segment	Total
Assets
Properties, net of accumulated depreciation	$1,674,368	$376,775	$2,051,143
Other assets and deferred charges, net	188,752	103,560	292,312
Notes receivable, less allowance	108,905	10,297	119,202
Accounts receivable, less allowance	19,781	(29)	19,752
Assets held for sale	2,352	—	2,352
Restricted cash and investments	64,617	—	64,617
Cash and cash equivalents	45,931	—	45,931

Total assets	$2,104,706	$490,603	$2,595,309

Liabilities and Stockholders’ Equity
Mortgage and other debt	$1,373,834	$4,220	$1,378,054
Accounts payable and accrued expenses	134,087	22,949	157,036
Deferred credits and other liabilities	266,310	25,220	291,530
Liabilities associated with assets held for sale	2,296	—	2,296
Deferred income taxes	26,974	29,738	56,712

Total liabilities	1,803,501	82,127	1,885,628

Stockholders’ Equity	301,205	408,476	709,681

Total liabilities and stockholders’ equity	$2,104,706	$490,603	$2,595,309

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2003	2002	2003	2002
Revenue
Rental revenue	$73,936	$71,779	$296,522	$263,809
Sales revenue	125,846	30,613	204,271	139,604
Management, development and other fees	1,228	1,437	11,129	7,088

	201,010	103,829	511,922	410,501

Costs and expenses
Property operating costs	(23,559)	(20,261)	(85,693)	(70,686)
Cost of sales	(69,240)	(19,938)	(119,664)	(89,661)
Selling, general and administrative expenses	(20,324)	(11,143)	(55,747)	(43,695)
Depreciation and amortization	(17,939)	(16,874)	(70,156)	(62,407)

	(131,062)	(68,216)	(331,260)	(266,449)

Operating income	69,948	35,613	180,662	144,052

Other income
Equity in earnings of operating joint ventures, net	1,699	1,439	6,898	8,277
Equity in earnings of development joint ventures, net	16,015	9,407	32,849	29,232
Gain on non-strategic asset sales	14,665	22	22,950	7,264
Interest income	1,836	2,031	7,294	9,871
Other	1,214	127	3,744	9,196

	35,429	13,026	73,735	63,840

Other expenses
Interest expense	(12,181)	(17,203)	(61,849)	(59,735)
REIT transition costs	(2,483)	—	(7,262)	—
Other	(1,934)	(844)	(2,541)	(2,021)

	(16,598)	(18,047)	(71,652)	(61,756)

Income before minority interests, income taxes and discontinued operations	88,779	30,592	182,745	146,136
Minority interests	—	(1,526)	—	(6,106)

Income before income taxes and discontinued operations	88,779	29,066	182,745	140,030
Income tax benefit (expense)	80,485	(8,891)	45,516	(53,543)

Income from continuing operations	169,264	20,175	228,261	86,487

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	1,911	416	6,129	13,748
Income from discontinued operations	10	287	409	421

Net gain from discontinued operations	1,921	703	6,538	14,169

Net income	$171,185	$20,878	$234,799	$100,656

Income per share from continuing operations
Basic	$1.65	$0.21	$2.28	$0.89

Assuming dilution	$1.63	$0.20	$2.23	$0.86

Income per share from discontinued operations
Basic	$0.02	$—	$0.07	$0.14

Assuming dilution	$0.02	$0.01	$0.07	$0.15

Net income per share
Basic	$1.67	$0.21	$2.35	$1.03

Assuming dilution	$1.65	$0.21	$2.30	$1.01

Average number of common shares outstanding - basic	102,545	97,816	99,941	97,642

Average number of common shares outstanding - diluted	103,698	99,995	102,171	100,118

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended 12/31/03	Twelve Months Ended 12/31/02
Cash flows from operating activities:
Net income	$234,799	$100,656
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,156	62,407
Deferred income taxes (benefit) expense	(246,855)	21,385
Deferred gain recognized	(3,499)	(14,820)
Amortization of deferred loan fees and other costs	4,871	5,993
Equity in earnings of joint ventures	(39,747)	(37,509)
Minority interests in earnings of consolidated entities	—	6,106
Operating distributions from joint ventures	55,033	86,222
Gain on sale of investment property	(10,215)	(22,252)
Cost of development property sold and non-strategic assets sold	129,699	83,612
Capital expenditures for development property	(81,075)	(56,955)
Other property acquisitions	—	(738)
Other, net	1,347	3,738
Changes in assets and liabilities:
Accounts and notes receivable	(70,906)	37,092
Other assets and deferred charges	8,116	(78,035)
Accounts payable and accrued expenses	5,801	(17,144)
Deferred credits and other liabilities	150,343	7,388

Net cash provided by operating activities	207,868	187,146

Cash flows from investing activities:
Property acquisitions	(95,893)	(24,449)
Capital expenditures for investment property	(146,511)	(227,533)
Tenant improvements	(8,809)	(9,945)
Reimbursable construction costs	(10,583)	(54,426)
Net proceeds from sale of investment property	37,270	29,460
Distributions from joint ventures	8,601	—
Contributions to joint ventures	(6,587)	(17,365)
Net increase in restricted cash	(28,024)	(29,027)

Net cash used in investing activities	(250,536)	(333,285)

Cash flows from financing activities:
Borrowings	110,922	445,778
Repayment of borrowings	(223,519)	(251,626)
Dividend paid	(27,562)	—
E&P distributions	(100,290)	—
Distributions to minority partners	(4,551)	(4,542)
Proceeds from issuance of common stock	58,672	8,761

Net cash (used in) provided by financing activities	(186,328)	198,371

Net (decrease) increase in cash and cash equivalents	(228,996)	52,232
Cash and cash equivalents at beginning of period	274,927	222,695

Cash and cash equivalents at end of period	$45,931	$274,927

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$62,308	$53,706
Income taxes	$72,032	$32,386
Non-cash financing activities:
Debt forgiveness-property reconveyance/reduction	$(11,380)	$(507)

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended December 31, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$74,213	$—	$74,213	$(277)	$73,936
Sales revenue	28,364	106,995	135,359	(9,513)	125,846
Management, development and other fees	132	1,096	1,228	—	1,228

	102,709	108,091	210,800	(9,790)	201,010

Costs and expenses
Property operating costs	(23,710)	—	(23,710)	151	(23,559)
Cost of sales	(30,322)	(45,246)	(75,568)	6,328	(69,240)
Selling, general and administrative expenses	(10,242)	(10,082)	(20,324)	—	(20,324)
Depreciation and amortization	(17,987)	1	(17,986)	47	(17,939)

	(82,261)	(55,327)	(137,588)	6,526	(131,062)

Operating income	20,448	52,764	73,212	(3,264)	69,948
Other income
Equity in earnings of operating joint ventures, net	1,699	—	1,699	—	1,699
Equity in earnings of development joint ventures, net	(107)	16,122	16,015	—	16,015
Gain on non-strategic asset sales	—	14,665	14,665	—	14,665
Interest income	969	867	1,836	—	1,836
Other	1,107	107	1,214	—	1,214

	3,668	31,761	35,429	—	35,429

Other expenses
Interest expense	(12,244)	—	(12,244)	63	(12,181)
REIT transition costs	—	(2,483)	(2,483)	—	(2,483)
Other	(2,041)	107	(1,934)	—	(1,934)

	(14,285)	(2,376)	(16,661)	63	(16,598)

Income before income taxes and discontinued operations	9,831	82,149	91,980	(3,201)	88,779
Income tax benefit (expense)	112,065	(32,860)	79,205	1,280	80,485

Income from continuing operations	121,896	49,289	171,185	(1,921)	169,264

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,911	1,911
Income from discontinued operations	—	—	—	10	10

Gain from discontinued operations	—	—	—	1,921	1,921

Net income	$121,896	$49,289	$171,185	$—	$171,185
Depreciation	18,314	(145)	18,169	—	18,169
Gain on rental property sales	(3,212)	—	(3,212)	—	(3,212)

Funds from operations (FFO)	136,998	49,144	186,142	—	186,142
Hypothetical tax benefit	(108,640)	—	(108,640)	—	(108,640)

FFO as adjusted for hypothetical tax savings	$28,358	$49,144	$77,502	$—	$77,502

FFO per share
Basic	$1.34	$0.48	$1.82	$—	$1.82

Assuming dilution	$1.32	$0.48	$1.80	$—	$1.80

FFO as adjusted for hypothetical tax savings per share
Basic	$0.28	$0.48	$0.76	$—	$0.76

Assuming dilution	$0.27	$0.48	$0.75	$—	$0.75

Average number of common shares outstanding-basic	102,545	102,545	102,545	102,545	102,545
Average number of common shares outstanding-diluted	103,698	103,698	103,698	103,698	103,698

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended December 31, 2002

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2002
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$73,057	$—	$73,057	$(1,278)	$71,779
Sales revenue	12,131	18,552	30,683	(70)	30,613
Management, development and other fees	(63)	1,500	1,437	—	1,437

	85,125	20,052	105,177	(1,348)	103,829

Costs and expenses
Property operating costs	(20,574)	—	(20,574)	313	(20,261)
Cost of sales	(7,832)	(12,229)	(20,061)	123	(19,938)
Selling, general and administrative expenses	(7,680)	(3,463)	(11,143)	—	(11,143)
Depreciation and amortization	(16,892)	(341)	(17,233)	359	(16,874)

	(52,978)	(16,033)	(69,011)	795	(68,216)

Operating income	32,147	4,019	36,166	(553)	35,613
Other income
Equity in earnings of operating joint ventures, net	1,439	—	1,439	—	1,439
Equity in earnings of development joint ventures, net	—	9,407	9,407	—	9,407
Gain on non-strategic asset sales	—	22	22	—	22
Interest income	622	1,409	2,031	—	2,031
Other	127	—	127	—	127

	2,188	10,838	13,026	—	13,026

Other expenses
Interest expense	(17,352)	—	(17,352)	149	(17,203)
REIT transition costs	—	—	—	—	—
Other	(708)	(138)	(846)	2	(844)

	(18,060)	(138)	(18,198)	151	(18,047)

Income before income taxes and discontinued operations	16,275	14,719	30,994	(402)	30,592
Minority Interest	(1,526)	—	(1,526)	—	(1,526)
Income tax expense	(2,703)	(5,887)	(8,590)	(301)	(8,891)

Income from continuing operations	12,046	8,832	20,878	(703)	20,175

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	416	416
Income from discontinued operations	—	—	—	287	287

Gain from discontinued operations	—	—	—	703	703

Net income	$12,046	$8,832	$20,878	$—	$20,878
Depreciation	17,271	208	17,479	—	17,479
Gain on rental property sales	(641)	—	(641)	—	(641)

Funds from operations (FFO)	28,676	9,040	37,716	—	37,716
Hypothetical tax savings	3,259	—	3,259	—	3,259

FFO as adjusted for hypothetical tax savings	$31,935	$9,040	$40,975	$—	$40,975

FFO per share
Basic	$0.29	$0.10	$0.39	$—	$0.39

Assuming dilution	$0.29	$0.09	$0.38	$—	$0.38

FFO as adjusted for hypothetical tax savings per share
Basic	$0.33	$0.09	$0.42	$—	$0.42

Assuming dilution	$0.32	$0.09	$0.41	$—	$0.41

Average number of common shares outstanding-basic	97,816	97,816	97,816	97,816	97,816
Average number of common shares outstanding-diluted	99,995	99,995	99,995	99,995	99,995

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the twelve months ended December 31, 2003

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$298,733	$—	$298,733	$(2,211)	$296,522
Sales revenue	86,980	155,006	241,986	(37,715)	204,271
Management, development and other fees	5,731	5,398	11,129	—	11,129

	391,444	160,404	551,848	(39,926)	511,922

Costs and expenses
Property operating costs	(86,592)	—	(86,592)	899	(85,693)
Cost of sales	(75,537)	(71,627)	(147,164)	27,500	(119,664)
Selling, general and administrative expenses	(32,241)	(23,506)	(55,747)	—	(55,747)
Depreciation and amortization	(69,662)	(827)	(70,489)	333	(70,156)

	(264,032)	(95,960)	(359,992)	28,732	(331,260)

Operating income	127,412	64,444	191,856	(11,194)	180,662
Other income
Equity in earnings of operating joint ventures, net	6,898	—	6,898	—	6,898
Equity in earnings of development joint ventures, net	(107)	32,956	32,849	—	32,849
Gain on non-strategic asset sales	—	22,950	22,950	—	22,950
Interest income	3,396	3,903	7,299	(5)	7,294
Other	3,052	692	3,744	—	3,744

	13,239	60,501	73,740	(5)	73,735

Other expenses
Interest expense	(62,152)	—	(62,152)	303	(61,849)
REIT transition costs	—	(7,262)	(7,262)	—	(7,262)
Other	(2,632)	91	(2,541)	—	(2,541)

	(64,784)	(7,171)	(71,955)	303	(71,652)

Income before income taxes and discontinued operations	75,867	117,774	193,641	(10,896)	182,745
Income tax benefit (expense)	88,268	(47,110)	41,158	4,358	45,516

Income from continuing operations	164,135	70,664	234,799	(6,538)	228,261

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	6,129	6,129
Income from discontinued operations	—	—	—	409	409

Gain from discontinued operations	—	—	—	6,538	6,538

Net income	$164,135	$70,664	$234,799	$—	$234,799
Depreciation	70,318	284	70,602	—	70,602
Gain on rental property sales	(10,364)	—	(10,364)	—	(10,364)

Funds from operations (FFO)	224,089	70,948	295,037	—	295,037
Hypothetical tax benefit	(86,082)	—	(86,082)	—	(86,082)

FFO as adjusted for hypothetical tax savings	$138,007	$70,948	$208,955	$—	$208,955

FFO per share
Basic	$2.24	$0.71	$2.95	$—	$2.95

Assuming dilution	$2.19	$0.70	$2.89	$—	$2.89

FFO as adjusted for hypothetical tax savings per share
Basic	$1.38	$0.71	$2.09	$—	$2.09

Assuming dilution	$1.35	$0.70	$2.05	$—	$2.05

Average number of common shares outstanding-basic	99,941	99,941	99,941	99,941	99,941
Average number of common shares outstanding-diluted	102,171	102,171	102,171	102,171	102,171

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the twelve months ended December 31, 2002

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31, 2002
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$267,807	$—	$267,807	$(3,998)	$263,809
Sales revenue	91,007	78,750	169,757	(30,153)	139,604
Management, development and other fees	3,015	4,073	7,088	—	7,088

	361,829	82,823	444,652	(34,151)	410,501

Costs and expenses
Property operating costs	(71,929)	—	(71,929)	1,243	(70,686)
Cost of sales	(55,649)	(41,913)	(97,562)	7,901	(89,661)
Selling, general and administrative expenses	(26,253)	(17,442)	(43,695)	—	(43,695)
Depreciation and amortization	(61,932)	(1,507)	(63,439)	1,032	(62,407)

	(215,763)	(60,862)	(276,625)	10,176	(266,449)

Operating income	146,066	21,961	168,027	(23,975)	144,052
Other income
Equity in earnings of operating joint ventures, net	8,277	—	8,277	—	8,277
Equity in earnings of development joint ventures, net	—	29,232	29,232	—	29,232
Gain on non-strategic asset sales	—	7,264	7,264	—	7,264
Interest income	3,920	5,951	9,871	—	9,871
Other	8,945	251	9,196	—	9,196

	21,142	42,698	63,840	—	63,840

Other expenses
Interest expense	(60,776)	—	(60,776)	1,041	(59,735)
REIT transition costs	—	—	—	—	—
Other	(1,813)	(210)	(2,023)	2	(2,021)

	(62,589)	(210)	(62,799)	1,043	(61,756)

Income before minority interests, income taxes and discontinued operations	104,619	64,449	169,068	(22,932)	146,136
Minority Interest	(6,106)	—	(6,106)	—	(6,106)

Income before income taxes and discontinued operations	98,513	64,449	162,962	(22,932)	140,030
Income tax expense	(36,526)	(25,780)	(62,306)	8,763	(53,543)

Income from continuing operations	61,987	38,669	100,656	(14,169)	86,487

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	13,748	13,748
Income from discontinued operations	—	—	—	421	421

Gain from discontinued operations	—	—	—	14,169	14,169

Net income	$61,987	$38,669	$100,656	$—	$100,656
Depreciation	62,880	935	63,815	—	63,815
Gain on rental property sales	(25,742)	—	(25,742)	—	(25,742)

Funds from operations (FFO)	99,125	39,604	138,729	—	138,729
Hypothetical tax savings	35,653	—	35,653	—	35,653

FFO as adjusted for hypothetical tax savings	$134,778	$39,604	$174,382	$—	$174,382

FFO per share
Basic	$1.02	$0.40	$1.42	$—	$1.42

Assuming dilution	$0.99	$0.40	$1.39	$—	$1.39

FFO as adjusted for hypothetical tax savings per share
Basic	$1.38	$0.41	$1.79	$—	$1.79

Assuming dilution	$1.35	$0.39	$1.74	$—	$1.74

Average number of common shares outstanding-basic	97,642	97,642	97,642	97,642	97,642
Average number of common shares outstanding-diluted	100,118	100,118	100,118	100,118	100,118

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of December 31, 2003

(In thousands, except share data)

Balance Sheet Description:	Source of additional information		December 31, 2003 Book Value
Assets
Rental properties	(See page 18 for Full quarter NOI - $52,076)		$1,857,551
Investments in operating joint ventures	(equity in earnings of $1,699 for Q4-03)		(19,876)

Total rental properties			1,837,675
Development properties			488,498
Work-in-process			88,217
Investments in development joint ventures	(see further detail on page 14)		54,467
Other property assets			29,158
Less accumulated depreciation			(446,872)

Total properties			2,051,143
Other assets and deferred charges, net			292,312
includes:
Debt issuance costs and loan fees		$14,144
Straight line rent asset		$33,096
Prepaid leasing commissions		$42,796
Notes receivable			119,202
Accounts receivable			19,752
Assets held for sale			2,352
Restricted cash and investments			64,617
Cash and cash equivalents			45,931

Total Assets			$2,595,309

Liabilities
Income property debt			$1,190,227
Construction debt			54,220
Revolving credit facility	(see further detail on page 12)		50,000
Land development, infrastructure, and other debt			83,607

Total mortgage and other debt			1,378,054
Accounts payable and accrued expenses			157,036
Deferred credits and other liabilities			291,530
includes:
Cisco prepaid rent		$96,331
Liabilities associated with assets held for sale			2,296
Deferred income taxes			56,712

Total Liabilities			1,885,628

Stockholders’ Equity
Total stockholders’ equity			709,681

Total Liabilities and Stockholders’ Equity			$2,595,309

Calculation of fully diluted shares outstanding
Shares issued and outstanding			102,723,964
Total options in the money	End of quarter (non-GAAP)	1,564,137
Stock Price @ quarter end		24.120
Average option strike price per share	End of quarter (non-GAAP)	13.210
Dilutive effect (using treasury method)			707,493
Restricted stock (using treasury method)			80,129
Director stock units - fully dilutive			138,391

Fully diluted shares outstanding at quarter end			103,649,977

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of December 31, 2003

(In thousands)

	Total Outstanding Debt	Percentage of Total	2004	2005	2006	2007	2008	Thereafter
Income Property Debt
Fixed rate mortgage loans	$1,051,004	76.15%	$17,276	$18,379	$155,138	$22,917	$357,375	$479,919
Floating rate mortgage loans	139,223	10.09%	3,689	110,738	24,796	—	—	—

Subtotal Income Property Debt	$1,190,227	86.24%	$20,965	$129,117	$179,934	$22,917	$357,375	$479,919

Construction Debt	$54,220	3.93%	$54,220	$—	$—	$—	$—	$—

Revolving Credit Facility	$50,000	3.62%	$—	$—	$50,000		$—	$—

Land Development, Infrastructure and Other Debt
Land acquisition and development loans	11,637	0.84%	11,537	25	25	25	25	0
Assessment district bonds	63,802	4.62%	1,278	1,093	1,222	1,350	1,464	57,395
Other	8,168	0.59%	7,898	130	140	—	—	—

Subtotal Land Development, Infrastructure and Other Debt	$83,607	6.06%	$20,713	$1,248	$1,387	$1,375	$1,489	$57,395

Total Mortgage and other debt	$1,378,054	99.85%	$95,898	$130,365	$231,321	$24,292	$358,864	$537,314

Debt associated with assets held for sale
Floating rate mortgage loans	$2,071	0.15%	$2,071	$—	$—	$—	$—	$—

Subtotal	$2,071	0.15%	$2,071	$—	$—	$—	$—	$—

Total	$1,380,125	100.00%	$97,969	$130,365	$231,321	$24,292	$358,864	$537,314

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	21.56%	3.37%	2.87%	3.12
Fixed	78.44%	7.01%	6.74%	6.74

Total	100.00%	6.23%	5.91%	5.96

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the twelve months ended December 31, 2003

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$47,408
Predevelopment	1,006
Infrastructure and other	26,983
Capitalized interest	5,432
Capitalized property tax	246

Total capital expenditures in operating activities	81,075

Capital expenditures from investing activities (2)
Construction	107,493
Rental properties - building improvements	9,088
Predevelopment	7,034
Infrastructure and other	3,911
Commercial property acquisitions (3)	95,893
Other property acquisitions	529
Tenant improvements	8,809
Capitalized interest	15,421
Capitalized property tax	3,035

Capital expenditures for investment properties	251,213
Contributions to joint ventures	6,587

Total capital expenditures in investing activities	257,800

Total capital expenditures (4)	$338,875

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$3,691
Tenant improvements - Office	4,604
Tenant improvements - Retail	514
2nd generation leasing commisions - Industrial	3,117
2nd generation leasing commisions - Office	1,416
2nd generation leasing commisions - Retail	91
Building improvements - Industrial	7,467
Building improvements - Office	1,561
Building improvements - Retail	60

Total	$22,521

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.

(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.

(3)	In January 2003, we acquired the 10% minority interest owned by other investors in a subsidiary for cash of $60.7 million. The acquisition was accounted for based on the purchase method of accounting.

(4)	Total capital expenditures include capitalized general and administrative expenses of $12 million, net of reimbursements of $1.1 million, and capitalized interest of $20.9 million, net of reimbursement of $1.2 million.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of December 31, 2003	Core	Urban/Residential/ Other	Total
Rental properties	$1,857,551	$—	$1,857,551
Development properties	168,890	319,608	488,498
Work-in-process (see pages 25 and 28)	75,458	12,759	88,217
Investment in development joint ventures	1,729	52,738	54,467
Investment in operating joint ventures	(19,876)	—	(19,876)
Furniture and other	25,759	3,399	29,158

Subtotal	2,109,511	388,504	2,498,015
Accumulated depreciation	(435,143)	(11,729)	(446,872)

Total	$1,674,368	$376,775	$2,051,143

Total debt	$1,373,834	$4,220	$1,378,054

As of December 31, 2002	Core	Urban/Residential/ Other	Total
Rental properties	$1,784,997	$—	$1,784,997
Development properties	171,924	332,345	504,269
Work-in-process (see pages 25 and 28)	49,938	16,915	66,853
Investment in development joint ventures	561	57,510	58,071
Investment in operating joint ventures	(10,920)	—	(10,920)
Furniture and other	38,792	6,019	44,811

Subtotal	2,035,292	412,789	2,448,081
Accumulated depreciation	(390,332)	(9,591)	(399,923)

Total	$1,644,960	$403,198	$2,048,158

Total debt	$1,486,849	$14,106	$1,500,955

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the twelve months ended December 31, 2003

(In thousands)

	Core				Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
	Portfolio	Development		Total
Buildings
Sales	$28,203	$33,972		$62,175	$19,598	$81,773	$(28,203)	$53,570
Cost of sales	(21,179)	(30,858)		(52,037)	(18,237)	(70,274)	21,179	(49,095)

Gain	7,024	3,114		10,138	1,361	11,499	(7,024)	4,475

Gross margin	24.91%	9.17%		16.31%	6.94%	14.06%	24.91%	8.35%
Land and lots
Sales	—	14,301		14,301	128,602	142,903	—	142,903
Cost of sales	—	(10,026)		(10,026)	(52,581)	(62,607)	—	(62,607)

Gain	—	4,275		4,275	76,021	80,296	—	80,296

Gross margin	0.00%	29.89%		29.89%	59.11%	56.19%		56.19%
Ground leases/other
Sales	9,512	992		10,504	6,806	17,310	(9,512)	7,798
Cost of sales	(6,172)	(7,302	) (A)	(13,474)	(809)	(14,283)	6,321	(7,962)

Gain (loss)	3,340	(6,310)		(2,970)	5,997	3,027	(3,191)	(164)

Gross margin	35.11%	-636.09%		-28.27%	88.11%	17.49%	33.55%	-2.10%
Total
Sales	37,715	49,265		86,980	155,006	241,986	(37,715)	204,271
Cost of sales	(27,351)	(48,186)		(75,537)	(71,627)	(147,164)	27,500	(119,664)

	$10,364	$1,079		$11,443	$83,379	$94,822	$(10,215)	84,607

Gross margin	27.48%	2.19%		13.16%	53.79%	39.18%	27.08%	41.42%

(A)	Cost of sales includes a $6.7 million impairment charge on certain suburban commercial projects, primarily land.

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter Ended December 31, 2003

(In thousands - except for percentages)

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$12,463	23.8%	$1,518	2.9%	$467	0.9%	$14,448	27.6%
Northern California	6,793	13.0%	4,969	9.5%	1,580	3.0%	13,342	25.5%
Illinois	5,367	10.3%	913	1.8%	—	0.0%	6,280	12.1%
Texas	2,500	4.8%	1,426	2.7%	—	0.0%	3,926	7.5%
Colorado	2,536	4.9%	962	1.8%	242	0.5%	3,740	7.2%
Arizona	878	1.7%	—	0.0%	68	0.1%	946	1.8%
Maryland	763	1.5%	—	0.0%	—	0.0%	763	1.5%
Oregon	785	1.5%	23	0.0%	65	0.1%	873	1.6%
Ohio	607	1.2%	—	0.0%	—	0.0%	607	1.2%
Kentucky	423	0.8%	—	0.0%	—	0.0%	423	0.8%
Kansas	286	0.5%	—	0.0%	—	0.0%	286	0.5%
Oklahoma	1	0.0%	—	0.0%	—	0.0%	1	0.0%

Subtotal	$33,402	64.0%	$9,811	18.7%	$2,422	4.6%	$45,635	87.3%
Ground leases and other							5,770	11.1%
Other properties							(902)	-1.7%
Equity in earnings of JV’s							1,699	3.3%

Subtotal NOI before discontinued operations							$52,202	100.0%

Less discontinued operations							(126)

Total							$52,076

Square Feet by State - As of December 31, 2003

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	12,566	32.9%	574	1.5%	176	0.5%	13,316	34.9%
Northern California	5,773	15.2%	807	2.1%	481	1.3%	7,061	18.6%
Illinois	6,268	16.4%	585	1.5%	—	0.0%	6,853	17.9%
Texas	3,264	8.5%	869	2.3%	—	0.0%	4,133	10.8%
Colorado	2,353	6.2%	273	0.7%	100	0.3%	2,726	7.2%
Arizona	1,123	2.9%	—	0.0%	74	0.2%	1,197	3.1%
Ohio	966	2.5%	—	0.0%	—	0.0%	966	2.5%
Oregon	545	1.4%	57	0.1%	37	0.1%	639	1.6%
Kentucky	549	1.4%	—	0.0%	—	0.0%	549	1.4%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Kansas	293	0.8%	—	0.0%	—	0.0%	293	0.8%
Oklahoma	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Total	34,171	89.4%	3,165	8.2%	868	2.4%	38,204	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the Three Months Ended December 31, 2003

(In thousands, except per square feet data)

	Q4-03	Q4-02	Increase (Decrease)
Industrial
Rental revenue	$36,870	$37,543	-1.8%
Property operating costs	(8,921)	(8,722)	2.3%

Net operating income - GAAP	$27,949	$28,821

Adjustments	(241)	—
Net operating income - adjusted (1)	$27,708	$28,821	-3.9%
Square feet	26,688	26,700

Same space occupancy	96.8%	96.6%
Same space NOI (adjusted) psf owned	$1.04	$1.08
Office
Rental revenue	$10,918	$11,464	-4.8%
Property operating costs	(6,034)	(5,553)	8.7%

Net operating income - GAAP	$4,884	$5,911

Adjustments	86	—
Net operating income - adjusted (1)	$4,970	$5,911	-15.9%
Square feet	2,445	2,443

Same space occupancy	86.9%	90.9%
Same space NOI psf owned	$2.03	$2.42
Retail
Rental revenue	$3,452	$3,496	-1.3%
Property operating costs	(1,149)	(1,213)	-5.3%

Net operating income - GAAP	$2,303	$2,283

Adjustments	(6)	—
Net operating income - adjusted (1)	$2,297	$2,283	0.6%
Square feet	794	793

Same space occupancy	94.0%	95.4%
Same space NOI psf owned	$2.89	$2.88
Total
Same space rental revenue	$51,240	$52,503	-2.4%
Same space property operating costs	$(16,104)	$(15,488)	4.0%

Same space net operating income - GAAP	$35,136	$37,015

Adjustments	(161)	—
Same space net operating income - adjusted (1)	$34,975	$37,015	-5.5%
Square feet	29,927	29,936

Same space occupancy	95.9%	96.1%
Same space NOI psf owned	$1.17	$1.24
Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$35,136	$37,015
New buildings NOI	11,388	8,091
Sold buildings NOI	29	887
Ground lease and other property NOI	3,950	6,490
Equity in earnings of joint ventures	1,699	1,439

Subtotal NOI before discontinued operations	52,202	53,922
Less discontinued operations	(126)	(965)

Total	$52,076	$52,957

(1)	Adjusted for one time or unusual items such as lease termination fees or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For The Three Months Ended December 31, 2003

(In thousands, except for percentages)

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$12,463	(3)	$12,460		$12,460	23.8%
Northern California	6,793		6,793		6,793	13.0%
Illinois	5,367		5,367		5,367	10.2%
Colorado	2,536		2,536		2,536	4.8%
Texas	2,500		2,500		2,500	4.8%
Arizona	878		878		878	1.7%
Oregon	785		785		785	1.5%
Maryland	763		763		763	1.5%
Ohio	607		607		607	1.2%
Kentucky	423		423		423	0.8%
Kansas	286	(17)	269		269	0.5%
Oklahoma	1	(1)	—		—	0.0%

Total industrial	33,402	(21)	33,381	—	33,381	63.8%

Office
Northern California	4,969		4,969		4,969	9.8%
Southern California	1,518	(83)	1,435		1,435	2.9%
Texas	1,426		1,426		1,426	2.7%
Colorado	962		962		962	1.8%
Illinois	913		913		913	1.7%
Oregon	23		23		23	0.0%

Total office	9,811	(83)	9,728	—	9,728	18.9%

Retail
Northern California	1,580		1,580		1,580	3.0%
Southern California	467		467		467	0.9%
Colorado	242		242		242	0.5%
Arizona	68		68		68	0.1%
Oregon	65		65		65	0.1%

Total retail	2,422	—	2,422	—	2,422	4.6%

Ground lease and other	5,770	(22)	5,748		5,748	11.2%
Other properties	(902)		(902)		(902)	-1.7%

Subtotal	50,503	(126)	50,377	—	50,377	96.8%

Equity in earnings of JV’s	1,699		1,699	—	1,699	3.2%

Total	$52,202	$(126)	$52,076	—	$52,076	100.0%

(1)	Includes discontinued operations.

(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:

(a)	removal of NOI for properties sold,

(b)	removal of NOI for properties placed in service/purchased during the quarter, and

(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy

As of December 31, 2003

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	12,566	12,268	97.6%
Illinois	6,268	6,167	98.4%
Northern California	5,773	5,426	94.0%
Texas	3,264	2,971	91.0%
Colorado	2,353	2,239	95.2%
Arizona	1,123	1,096	97.6%
Ohio	966	808	83.6%
Kentucky	549	549	100.0%
Oregon	545	545	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Total Industrial	34,171	32,833	96.1%

Office
Texas	869	831	95.6%
Northern California	807	649	80.4%
Illinois	585	462	79.0%
Southern California	574	535	93.2%
Colorado	273	269	98.5%
Oregon	57	46	80.7%
Total Office	3,165	2,792	88.2%

Retail
Northern California	481	479	99.6%
Southern California	176	146	83.0%
Colorado	100	88	88.0%
Arizona	74	13	17.6%
Oregon	37	29	78.4%
Total Retail	868	755	87.0%

Total
Southern California	13,316	12,949	97.2%
Northern California	7,061	6,554	92.8%
Illinois	6,853	6,629	96.7%
Texas	4,133	3,802	92.0%
Colorado	2,726	2,596	95.2%
Arizona	1,197	1,109	92.6%
Ohio	966	808	83.6%
Oregon	639	620	97.0%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Total	38,204	36,380	95.2%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of December 31, 2003

(In thousands, except for percentages)

	Square Feet
	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2004	3,794	11.5%	370	13.2%	115	15.3%	4,279	11.7%
2005	4,558	13.9%	643	23.0%	45	6.0%	5,246	14.4%
2006	3,515	10.7%	131	4.7%	70	9.3%	3,716	10.2%
2007	2,347	7.2%	531	19.0%	18	2.4%	2,896	8.0%
2008	3,515	10.7%	259	9.3%	96	12.7%	3,870	10.6%
2009	3,024	9.2%	169	6.1%	116	15.4%	3,309	9.1%
2010	2,505	7.6%	55	2.0%	16	2.1%	2,576	7.1%
2011	1,450	4.4%	142	5.1%	24	3.2%	1,616	4.4%
2012+	8,125	24.8%	492	17.6%	255	33.6%	8,872	24.5%

	32,833	100.0%	2,792	100.0%	755	100.0%	36,380	100.0%

	Base Rent - as of December 2003
	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2004	1,430	11.8%	551	11.7%	148	16.3%	2,129	12.0%
2005	1,746	14.4%	738	15.7%	85	9.3%	2,569	14.5%
2006	1,365	11.3%	286	6.1%	63	6.9%	1,714	9.7%
2007	965	8.0%	647	13.7%	36	4.0%	1,648	9.3%
2008	1,293	10.7%	400	8.5%	88	9.7%	1,781	10.0%
2009	914	7.5%	223	4.7%	159	17.6%	1,296	7.3%
2010	971	8.0%	92	2.0%	23	2.5%	1,086	6.1%
2011	502	4.1%	200	4.3%	35	3.8%	737	4.2%
2012+	2,932	24.2%	1,572	33.3%	272	29.9%	4,776	26.9%

	$12,118	100.0%	$4,709	100.0%	$909	100.0%	$17,736	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of December 2003
The Gap	CA	Office	6.60%
APL Logistics, Inc.	CA, IL, KY, TX	Industrial	5.05%
Ford Motor Company	CA, CO, TX, KS	Industrial	2.56%
Exel Corporation	CA	Industrial	1.97%
J.C. Penney Company	TX	Office	1.97%
Kellogg USA, Inc.	CA, IL, CO (a)	Industrial	1.90%
Home Depot USA, Inc.	CA (b)	Industrial/Retail	1.60%
Office Depot, Inc.	CA	Industrial/Retail	1.49%
The Gillette Company	CA, IL	Industrial	1.39%
Spicers / LaSalle Paper	CA, OR	Industrial	1.27%

(a)	Includes 81,000 SF lease with Keebler Company, which is owned by Kellogg

(b)	Includes 117,000 SF lease doing business as Home Expo

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Commercial Land Inventory

(Based on square feet, in thousands)

				Year to Date Activity
Project Name	Location	01/01/03 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	12/31/03 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	3,214	—	—	(224)	(1,825)	1,165
Crossroads Business Park	Ontario	2,016	—	—	—	—	2,016	(1)
Rancho Pacific Distribution Centre	Rancho Cucamonga	318	—	—	(6)	—	312
San Bernardino	San Bernardino	—	—	865	—	—	865
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		5,592	—	865	(230)	(1,825)	4,402

Northern California
Pacific Commons	Fremont	3,634	(1,251)	—	—	(58)	2,325
Duck Creek	Stockton	2,000	—	—	—	—	2,000
Spreckels Business Park	Manteca	686	—	—	(300)	—	386
Manteca Spreckels II	Manteca	—	—	200	—	—	200
Regatta Business Park	Richmond	89	—	—	(89)	—	—

Subtotal Northern California		6,409	(1,251)	200	(389)	(58)	4,911

Subtotal California		12,001	(1,251)	1,065	(619)	(1,883)	9,313

Illinois
Minooka	Minooka	2,298	—	1,412	—	—	3,710
Internationale Centre	Woodridge	975	—	—	—	(117)	858
Prairie Glen Corporate Campus	Glenview	12	—	90	—	—	102
Joliet	Joliet	371	32	—	—	—	403
Internationale Centre West	Romeoville	102	(85)	—	(17)	—	—

Subtotal Illinois		3,758	(53)	1,502	(17)	(117)	5,073

Texas
Hobby Business Park	Houston	1,969	(269)	—	—	—	1,700
Gateway Corporate Center	Coppell	1,120	—	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	—	763
Plano	Plano	403	—	—	—	—	403
Ford	Ft. Worth	104	—	—	—	—	104

Subtotal Texas		5,173	(269)	—	—	—	4,904

Other
Eastgate	Aurora, CO	—	—	4,000	—	—	4,000
Stapleton Business Park	Denver, CO	609	326	—	(185)	—	750
South Shore Corp. Park	Gresham/Portland, OR	1,111	(346)	—	(58)	—	707
Circle Point Corporate Center	Westminster, CO	685	—	—	(119)	—	566
Cedar Grove Business Park	Louisville, KY	545	—	—	—	—	545
Douglas Hill Business Park	Atlanta, GA	—	—	1,755	—	(977)	778
Santa Fe Industrial Center	Oklahoma City, OK	300	—	—	(300)	—	—
Ford Winchester	Winchester, VA	—		252	—	(252)	—
Ford Shawnee	Shawnee, KS	—		223	—	(223)	—
Quakertown, PA	Milford, Bucks County, PA	—	—	1,336	—	—	1,336
Carteret, NJ	Carteret, NJ	—	—	367	—	—	367

Subtotal Other		3,250	(20)	7,933	(662)	(1,452)	9,049

Subtotal Outside of California		12,181	(342)	9,435	(679)	(1,569)	19,026

Total Owned Land		24,182	(1,593)	10,500	(1,298)	(3,452)	28,339

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	425	—	(90)	—	—	335
Minooka	Minooka, IL	4,888	(1,019)	(1,412)	—	—	2,457

Total Inventory		30,795	(2,612)	8,998	(1,298)	(3,452)	32,431

(1)	All entitled except for 1,327 square feet included in Crossroads Business Park for which entitlement is in process.

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD December 31, 2003

Location		Start Date	% Leased	Square Feet
Shawnee	KS	Feb-03	100%	223,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	295,000	(1)
Fontana	CA	May-03	100%	450,000	(1)
Winchester	VA	Jun-03	100%	252,000	(1)
Fontana	CA	Jun-03	100%	617,000	(1)
Fremont	CA	Jun-03	Build to Sell	50,000	(2)
Fremont	CA	Jun-03	Build to Sell	8,000	(2)
Woodridge	IL	Nov-03	100%	117,000	(1)
Fontana	CA	Dec-03	0%	758,000	(1)
Rose Hills	CA	Dec-03	Design build	1,000,000	(3)

Total construction starts				4,452,000

(1) Total to be added to portfolio			78%	3,394,000
(2) Total build to sell				58,000
(3) Total design build for fee only				1,000,000
(4) Total joint venture				—

Construction Completions - YTD December 31, 2003
Location		Completion Date	% Leased	Square Feet
Denver	CO	Feb-03	100%	148,000	(1)
Romeoville	IL	Feb-03	100%	346,000	(1)
Denver	CO	Feb-03	Fee	145,000	(3)
Denver	CO	Apr-03	100%	171,000	(1)
Glenview	IL	Apr-03	Fee	185,000	(3)
Portland	OR	May-03	100%	97,000	(1)
Rancho Cucamonga	CA	May-03	100%	468,000	(1)
Avon	CO	May-03	Joint Venture	118,000	(4)
Fontana	CA	Jun-03	Build to Sell	600,000	(2)
Avon	CO	Jul-03	Joint Venture	187,000	(4)
Fontana	CA	Sep-03	100%	578,000	(1)
Shawnee	KS	Sep-03	100%	223,000	(1)
Gresham	OR	Oct-03	Build to Sell	200,000	(2)

Total completions				3,466,000

(1) Total to be added to portfolio			100%	2,031,000
(2) Total build to sell				800,000
(3) Total design build for fee only				330,000
(4) Total joint venture				305,000

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Under Construction

(In square feet)

Under Construction - Fourth Quarter 2003

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Portland	OR	Industrial	Sep-01	Mar-04	100%	84,000	(1)
Atlanta	GA	Industrial	Mar-03	Mar-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Mar-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Apr-04	100%	295,000	(1)
Fontana	CA	Industrial	May-03	Mar-04	100%	450,000	(1)
Winchester	VA	Industrial	Jun-03	Jan-04	100%	252,000	(1)
Fontana	CA	Industrial	Jun-03	Apr-04	100%	617,000	(1)
Fremont	CA	Industrial	Jun-03	Jan-04	Build to Sell	50,000	(2)
Fremont	CA	Office	Jun-03	Jan-04	Build to Sell	8,000	(2)
Woodridge	IL	Industrial	Nov-03	May-04	100%	117,000	(1)
Fontana	CA	Industrial	Dec-03	Aug-04	0%	758,000	(1)
Rose Hills	CA	Industrial	Dec-03	May-04	Design build	1,000,000	(3)

Total						4,313,000

(1) Total to be added to portfolio					77%	3,255,000
(2) Total build to sell						58,000
(3) Total design build for fee only						1,000,000
(4) Total joint venture						—

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Work-in-Process

As of December 31, 2003 and December 31, 2002

(In thousands)

Work-in-Process as of December 31, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,255	58	3,313
Land costs	$21,909	$510	$22,419
Buildings costs	47,832	5,207	53,039

Spent-to-date	69,741	5,717	75,458
Forecast to complete	34,203	257	34,460

Total	$103,944	$5,974	$109,918

Work-in-Process as of December 31, 2002

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	1,892	800	2,692
Land costs	$10,822	$9,117	$19,939
Buildings costs	26,234	3,765	29,999

Spent-to-date	37,056	12,882	49,938
Forecast to complete	31,911	15,707	47,618

Total	$68,967	$28,589	$97,556

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Construction starts and completions

(In square feet)

Construction Starts - YTD December 31, 2003

Construction Starts	Start Date	% Leased	Square Feet
Union Station Parcel 1	Dec-03	100%	47,000	(1)
Total construction starts		100%	47,000

(1) Total to be added to portfolio		—	47,000
(2) Total build to sell		—	—
(3) Total design build for fee only		—	—
(4) Total joint venture		—	—

Construction Completions - YTD December 31, 2003

Completed Development	Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco (a)	Sep-03	Build to sell	33,600	(2)
Total completions			33,600

(1) Total to be added to portfolio		—	—
(2) Total build to sell		—	33,600
(3) Total design build for fee only		—	—
(4) Total joint venture		—	—

(a)	Consists of 26 condominium units sold

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Properties under construction

(In square feet)

Under Construction - Fourth Quarter 2003

Location		Building Type		Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use		Dec-01	Jun-04	13%	33,000	(1)
Mission Bay Block N2P1, San Francisco	CA	Residential	(a)	Dec-01	Mar-04	0%	11,400	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail		Sep-01	May-04	49%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential		Sep-01	Oct-04	0%	568,000	(4)
Union Station, Parcel 1, Los Angeles	CA	Office		Dec-03	Mar-05	100%	47,000	(1)

Total						14%	786,400

(1) Total to be added to the portfolio						64%	80,000
(2) Total build to sell						—	11,400
(3) Total design build for fee only						—	n/a
(4) Total joint venture						9%	695,000

(a)	Consists of 8 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment Work-in-Process

As of December 31, 2003 and December 31, 2002

(In thousands)

Work-in-Process as of December 31, 2003

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	80.0	11.4	91.4
Land costs	$2,517	$354	$2,871
Buildings costs	4,127	5,761	9,888

Spent-to-date	6,644	6,115	12,759
Forecast to complete	14,406	1,379	15,785

Total forecasted to complete	$21,050	$7,494	$28,544

Work-in-Process as of December 31, 2002

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	33	45	78
Land costs	$1,089	$1,326	$2,415
Buildings costs	6,135	8,365	14,500

Spent-to-date	7,224	9,691	16,915
Forecast to complete	3,108	14,080	17,188

Total forecast to complete	$10,332	$23,771	$34,103

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment Land Inventory

	Ownership or Controlled Interest	Actual/Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2002 Total Lots/ Homes	2003 Activity	As of December 31, 2003
					Lot/Home Acquisitions (Sales)	Total Lots/ Homes	Entitled	Catellus Equivalent Units

Residential 100% Owned:
Vista Range, Commerce City, CO	100%	Q3, 2003	N/A	2,149	(2,149)	—	—	—
Alameda, CA	100%	Q4, 2003	$206,000	485	(151)	334	334	334	(a)
Victoria by the Bay, Hercules, CA	100%	Q3, 2000	N/A	22	(22)	—	—	—
Westbluffs, Playa del Rey, CA	100%	TBD	TBD	114	—	114	114	114	(b)

Residential Joint Venture Land Development:
Serrano, Sacramento, CA	50%	Q4, 1998	$100,000-364,000	1,190	(59)	1,131	1,131	566
Parkway, Sacramento, CA	50%	Q3, 2001	$50,000-100,000	538	(120)	418	418	209
Talega, San Clemente, CA	30%	Q4, 1998	$100,000-150,000	1,226	(1,226)	—	—	—

				5,724	(3,727)	1,997	1,997	1,223

Residential Joint Venture Home building:
Bayport, Alameda, CA	33%	Q2, 2004	TBD	—	151	151	151	50
Talega Seniors, San Clemente, CA	50%	Q3, 2001	$385,000-592,000	65	(65)	—	—	—

Total				5,789	(3,641)	2,148	2,148	1,273

(a)	Of the 334 lots, we own 39 and have the option to purchase 295 lots

(b)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.

	Office (s.f.)	Retail (s.f.)	Residential (units)	Hotel (units)
Urban: (square feet in thousands)
Mission Bay, San Francisco, CA	4,537	548	3,158	500
LA Union Station, Los Angeles, CA	5,128	675	—	—
Santa Fe Depot, San Diego, CA	440	270	—	—

Total	10,105	1,493	3,158	500

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Balance Sheet &

2003 Monetization

(In thousands, except per share data)

(Unaudited)

	Net Book Value @ 12/31/02	Cost Relieved (a)	Reinvestment (b)	Net Book Value @ 12/31/03	Net Monetization 2003 (c)
Suburban Residential
Alameda	$4,500	$(19,600)	$25,900	$10,800	$(16,500)
Westbluffs	35,000	—	8,800	43,800	(8,800)
Vista Range	11,500	(11,500)	—	—	18,500
Miscellaneous projects	4,400	(2,500)	—	1,900	4,700

Wholly owned projects	55,400	(33,600)	34,700	56,500	(2,100)
Talega	6,900	(6,900)	—	—	44,400
Serrano	15,600	—	8,900	24,500	(3,200)
Talega Village	3,800	(3,800)	—	—	5,800
Parkway	11,600	(10,000)	8,500	10,100	4,200
Alameda	—	(10,000)	3,100	(6,900)	10,000

Investment in joint venture projects	37,900	(30,700)	20,500	27,700	61,200

Total Residential Projects	$93,300	$(64,300)	$55,200	$84,200	$59,100

Urban
Mission Bay	240,000	(23,800)	23,300	239,500	1,000
LA Union Station	53,300	(400)	—	52,900	—
Santa Fe Depot	9,000	(21,400)	12,600	200	20,900

Total Urban Projects	$302,300	$(45,600)	$35,900	$292,600	$21,900

Desert Land	2,500	(2,900)	400	—	25,900

Net Properties	$398,100	$(112,800)	$91,500	$376,800	$106,900

Other Assets/Liabilities	5,000	(27,700)	54,400	31,700	(10,800)

Total Net Book Value	$403,100	$(140,500)	$145,900	$408,500	$96,100

Net Book Value per share	$4.03	$(1.37)	$1.43	$4.00	$0.94

Weighted average shares outstanding, diluted	100,100	102,200	102,200	102,200	102,200

(a)	Costs relieved includes cost of sales on land and building sales, basis relieved from joint venture (JV) cash distributions and Mission Bay Community Facility District bonds (CFD) reimbursements of costs in Other Assets/Liabilities
(b)	Reinvestment includes capital expenditures, earnings in development JVs, JV contributions, and changes in other assets/liabilities
(c)	Net monetization includes net proceeds (cash and notes) from sales, net contributions and distributions from JV’s, CFD reimbursements and fee income, after capital expenditures, G&A costs and taxes

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

As part of Catellus’ REIT conversion, the company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs and the effects of the stock option exchange. Both segments will be fully disclosed in the footnotes to the financial statements for year-end 2003. Prior to the effective date of the REIT conversion, on January 1, 2004, the company will present FFO adjusted for hypothetical tax savings (including tax effects of the REIT conversion) as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations).

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this supplemental financial package are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law.

These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement or definitive terms or to close transaction; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s report on Form 10-K/A for the fiscal year ended December 31, 2002, and its report on Form 10-Q for the quarter ended September 30, 2003, filed with the Securities and Exchange Commission (“SEC”), as well as the proxy statement/prospectus on a Form S-4 registration statement filed with the SEC by Catellus SubCo, Inc., a wholly owned subsidiary of Catellus Development Corporation.